                                                                    Exhibit 10.3

                            THIRD AMENDMENT AGREEMENT

         This Third Amendment Agreement is effective as of the 2nd day of November, 1999, by and among ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation ("U.S. Borrower"), VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC. (f.k.a. Ballastronix Incorporated), a corporation organized under the laws of the Province of Nova Scotia, CANADIAN LIGHTING SYSTEMS HOLDING, INCORPORATED, a corporation organized under the laws of the Province of Nova Scotia (collectively, "Canadian Borrowers" and, individually, "Canadian Borrower"), PARRY POWER SYSTEMS LIMITED (Company No. 2833448, f.k.a. Venture Lighting Europe Ltd.), incorporated under the laws of England, VENTURE LIGHTING EUROPE LTD. (Company No. 3341889, f.k.a. Parry Power Systems Limited), incorporated under the laws of England (collectively, "UK Borrowers" and, individually, "UK Borrower"; and together with U.S. Borrower and Canadian Borrowers, collectively, "Borrowers" and, individually, "Borrower"), the banking institutions listed on
Schedule 1 (as amended herein) to the Credit Agreement, as hereinafter defined ("Banks"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks ("Agent"):

         WHEREAS, Borrowers, Agent and the Banks are parties to a certain Credit Agreement dated as of May 21, 1999, as amended, that provides, among other things, for loans aggregating Sixty Million Dollars ($60,000,000), all upon certain terms and conditions stated therein ("Credit Agreement");

         WHEREAS, Borrowers, Agent and the Banks desire to amend the Credit Agreement to modify certain provisions thereof; and

         WHEREAS, each term used herein shall be defined in accordance with the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, Borrowers, Agent and the Banks hereby agree as follows:

         1. Article II of the Credit Agreement is hereby amended to delete
Section 2.11 therefrom in its entirety and to insert in place thereof the following:

                  SECTION 2.11. CANADIAN REVOLVING CREDIT COMMITMENT. Borrowers acknowledge that, as of the Closing Date, no "Canadian Bank" exists hereunder to make Canadian Revolving Loans or issue Canadian Letters of Credit pursuant to the Canadian Revolving Credit Commitment. Despite the lack of a "Canadian Bank" hereunder, and with the understanding by Borrowers that one (1) or more of the Companies may incur adverse tax consequences as a result thereof, Borrowers desire that Canadian Borrowers utilize the Canadian Commitment and have requested of the Banks, and the Banks hereby agree, that, until such time, if any, as a "Canadian Bank" shall become a Canadian Bank hereunder, the Banks that are not Canadian Banks will make the Canadian Revolving Loans and Agent (or a Fronting Bank if Agent is not the Fronting Bank) will issue Canadian Letters of Credit hereunder. Such Canadian Revolving Loans shall for all purposes hereunder and under the other Loan Documents be Canadian Revolving Loans. More specifically, Borrowers agree with Agent and the Banks that the Canadian Revolving Loans made to Canadian Borrowers and Canadian Letters of Credit issued at the request of Canadian Borrowers by or on behalf of all of the Banks as described above shall be secured by all of the Collateral, as defined in the Security Documents executed by the Canadian Borrowers, regardless of the fact that those Security Documents refer to the extending of credit by "the Canadian Banks". The Canadian Borrowers shall execute a Canadian Revolving Credit Note payable to each Bank in the amount of each Bank's Commitment Percentage of the amount of the Canadian Revolving Credit Commitment. In addition, all indemnifications of the Canadian Banks by Canadian Borrowers shall be applicable to the Banks making the Canadian Revolving Loans and participating in the issuance of Canadian Letters of Credit to the extent of the Canadian Revolving Credit Commitment. Furthermore, at such time, if any, as a Canadian Bank becomes a Bank hereunder, (a) each Borrower agrees with Agent and the Banks that, in the event that such Canadian Bank requires an amendment to this Agreement in order to clarify and conform the interest rate and similar terms used in this Agreement with the normal procedures and term (including interest rate) typically used by such Canadian Bank, then each Borrower, Agent and the Banks shall promptly execute such amendment agreement, and (b) each Canadian Borrower agrees, upon request of Agent, to execute new Canadian Revolving Credit Notes in form and substance satisfactory to Agent and the Canadian Banks.

         2. The Credit Agreement is hereby amended to delete Schedule 1 thereto in its entirety and to insert in place thereof a new Schedule 1 in the form of
Schedule 1 attached hereto.

         3. Concurrently with the execution of this Third Amendment Agreement, Agent hereby agrees to deliver to Borrowers a Waiver in the form of EXHIBIT A attached hereto.

         4. Concurrently with the execution of this Third Amendment Agreement, Borrowers shall:

         (a) cause each Guarantor of Payment to consent and agree to and acknowledge the terms of this Third Amendment Agreement;

         (b) deliver such other documents as may reasonably be required by Agent in connection with this Third Amendment Agreement; and

         (c) pay all legal fees and expenses of Agent in connection with this Third Amendment Agreement.

         5. Borrowers hereby represent and warrant to Agent and the Banks that
(a) each Borrower has the legal power and authority to execute and deliver this Third Amendment Agreement; (b) the officers executing this Third Amendment Agreement have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the organizational agreements of any Borrower or any law applicable to any Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any Borrower; (d) no Unmatured Event of Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Third Amendment Agreement or by the performance or observance of any provision hereof; (e) neither Borrower nor any Guarantor of Payment is aware of any claim or offset against, or defense or counterclaim to, any of Borrowers' or any Guarantor of Payment's obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Third Amendment Agreement constitutes a valid and binding obligation of each Borrower in every respect, enforceable in accordance with its terms.

         6. Each reference that is made in the Credit Agreement or any other writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Third Amendment Agreement is a Related Writing as defined in the Credit Agreement.

         7. Each Borrower and each Guarantor of Payment, by signing below, hereby waives and releases Agent and each of the Banks and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any Borrower and any Guarantor of Payment is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         8. This Third Amendment Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         9. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

                  [Remainder of page intentionally left blank.]

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



         10. JURY TRIAL WAIVER. BORROWERS, AGENT AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY AGENT'S OR ANY BANK'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG BORROWERS, AGENT AND THE BANKS, OR ANY THEREOF.

ADVANCED LIGHTING TECHNOLOGIES,
INC.

By: /s/ Nicholas R. Sucic
    ---------------------------------------
    Nicholas R. Sucic, Vice President

VENTURE LIGHTING POWER SYSTEMS,             CANADIAN LIGHTING SYSTEMS
NORTH AMERICA INC. (f.k.a. Ballastronix     HOLDING, INCORPORATED
Incorporated)

By: /s/ R. G. Douglas Oulton                By: /s/ R. G. Douglas Oulton
    ----------------------------------          ----------------------------------
Title: VP Finance                           Title: VP Finance
       -------------------------------             -------------------------------

PARRY POWER SYSTEMS LIMITED                 VENTURE LIGHTING EUROPE LTD.

By: /s/ W. Ian Wilkinson                    By: /s/ R. M. Heyworth
    ----------------------------------          ----------------------------------
Title: Director                             Title: Director
       -------------------------------             -------------------------------

PNC BANK, NATIONAL ASSOCIATION, BANKBOSTON, N.A., as a Bank as Agent and as a Bank

By: /s/ Richard Muse, Jr.                  By: /s/ Paul Crimlisk
    ----------------------------------         -----------------------------------
    Richard Muse, Jr., Vice President          Paul Crimlisk, Vice President

NATIONAL CITY COMMERCIAL                   SOVEREIGN BANK
FINANCE, INC.

By: /s/ Christina M. Lucas                 By: /s/ Michelle A. Walcoff
    -----------------------------------        -----------------------------------
    Christina M. Lucas, Vice President         Michelle A. Walcoff, Vice President



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                                   SCHEDULE 1

----------------------- ----------------------- --------------------- ---------------------- ---------------------
                                                                      Canadian
                                                Revolving Credit      Revolving Credit       UK Revolving
Financial               Commitment              Commitment            Commitment             Credit Commitment
Institution             Percentage              Amount                Amount                 Amount
----------------------- ----------------------- --------------------- ---------------------- ---------------------
PNC Bank, National            41.66667%           $16,666,666.66         $1,666,666.66          $2,500,000.00
Association
----------------------- ----------------------- --------------------- ---------------------- ---------------------
BankBoston, N.A.              20.00000%            $8,000,000.00           $800,000.00          $1,200,000.00
----------------------- ----------------------- --------------------- ---------------------- ---------------------
National City                 21.66667%            $8,666,666.67           $866,666.67          $1,300,000.00
Commercial Finance,
Inc.

----------------------- ----------------------- --------------------- ---------------------- ---------------------
Sovereign Bank                16.66666%            $6,666,666.67           $666,666.67          $1,000,000.00
----------------------- ----------------------- --------------------- ---------------------- ---------------------
Total                              100%           $40,000,000.00         $4,000,000.00          $6,000,000.00
----------------------- ----------------------- --------------------- ---------------------- ---------------------
Maximum Revolving                                 $40,000,000.00
Credit Commitment
Amount
----------------------- ----------------------- --------------------- ---------------------- ---------------------
Maximum Term Loan
Commitment Amount

----------------------- ----------------------- --------------------- ---------------------- ---------------------
Total Commitment
Amount

----------------------- ----------------------- --------------------- ---------------------- ---------------------

----------------------- ---------------------- ---------------------
                        Term Loan
Financial               Commitment
Institution             Amount                 Maximum Amount
----------------------- ---------------------- ---------------------
PNC Bank, National          $8,333,333.34         $25,000,000.00
Association
----------------------- ---------------------- ---------------------
BankBoston, N.A.            $4,000,000.00         $12,000,000.00
----------------------- ---------------------- ---------------------
National City               $4,333,333.33         $13,000,000.00
Commercial Finance,
Inc.

----------------------- ---------------------- ---------------------
Sovereign Bank              $3,333,333.33         $10,000,000.00
----------------------- ---------------------- ---------------------
Total                      $20,000,000.00         $60,000,000.00
----------------------- ---------------------- ---------------------
Maximum Revolving
Credit Commitment
Amount
----------------------- ---------------------- ---------------------
Maximum Term Loan          $20,000,000.00
Commitment Amount

----------------------- ---------------------- ---------------------
Total Commitment                                  $60,000,000.00
Amount

----------------------- ---------------------- ---------------------

                                    EXHIBIT A

                                     WAIVER
                                     ------

         This Waiver is executed as of the 2nd day of November, 1999, by PNC Bank, National Association and BankBoston, N.A., under a certain Credit Agreement dated May 21, 1999, as amended, among Advanced Lighting Technologies, Inc., Venture Lighting Power Systems, North America Inc., Canadian Lighting Systems Holding, Incorporated, Parry Power Systems Limited, Venture Lighting Europe Ltd. (collectively, "Borrowers"), PNC Bank, National Association, as agent, and the banking institutions listed on Schedule 1 to the Credit Agreement (the "Credit Agreement"). Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

         WHEREAS, Borrowers, for the period from September 29, 1999 to October 6, 1999, failed to maintain the Total Unused Credit Availability as required by
Section 5.7(b) of the Credit Agreement;

         WHEREAS, the failure to maintain such Total Unused Credit Availability in accordance with Section 5.7(b) of the Credit Agreement is a default under the Credit Agreement (the "Minimum Availability Default"); and

         WHEREAS, Agent, on behalf of the Banks, has agreed to waive such default as provided herein.

         NOW, THEREFORE:

         1. Agent hereby waives the Minimum Availability Default for the periods specified above.

         2. This Waiver is limited to the express terms hereof, and nothing contained in this Waiver shall be deemed to establish a course of dealing between Agent and the Banks, on one hand, and the Borrowers, on the other. Neither Agent nor any of the Banks have any further obligation to waive any other defaults or Events of Default or future defaults or Events of Default.

         The undersigned has executed this Waiver as of the date and year first above written.

         BANKBOSTON, N.A.,                  PNC BANK, NATIONAL ASSOCIATION,
         as a Bank                          as Agent and as a Bank

         By:_______________________   By:______________________________________
         Title:____________________   Title:___________________________________

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

                            GUARANTOR ACKNOWLEDGMENT
                            ------------------------

         Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Third Amendment Agreement. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

                                 ADLT Realty Corp. I, Inc.
                                 ADLT Services, Inc.
                                 Advanced Lighting, Inc.
                                 Advanced Lighting Systems, Inc.
                                 APL Engineered Materials, Inc.
                                 Ballastronix (Delaware), Inc.
                                 Bio Light, Inc.
                                 Bright Ideas Advertising and Design, Inc.
                                 Energy Efficient Products, Inc.
                                 HID Recycling, Inc.
                                 Light Resources International, Inc.
                                 Metal Halide Controls, Inc.
                                 Metal Halide Technologies, Inc.
                                 Microsun Technologies, Inc.
                                 Specialty Discharge Lighting, Inc.
                                 Venture Lighting International, Inc.

                                 By:  /s/ Nicholas R. Sucic
                                      ------------------------------------------
                                          Nicholas R. Sucic, Vice President of
                                          each of the companies listed above

                                 Deposition Sciences, Inc.
                                 Kramer Lighting, Inc.
                                 Ruud Lighting, Inc.

                                 By:  /s/ Nicholas R. Sucic
                                      ------------------------------------------
                                          Nicholas R. Sucic, signing for each
                                          of companies listed above by Power
                                          of Attorney

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